THE LIPPER FUNDS, INC.

                                                         Lipper U.S. Equity Fund

                                                           PROSPECTUS SUPPLEMENT
                                                              September 13, 2000


     The Fund's Prospectus dated March 30, 2000 is revised as follows:

     The section entitled "RISK/RETURN SUMMARY-Principal Investment Strategies of the Fund" is deleted in its entirety and replaced with the following:

        PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

          The Fund invests primarily in large capitalization U.S. common stocks.

          Lipper & Company, L.L.C., the Fund's investment adviser, employs a growth-oriented approach with two fundamental drivers: (1) identify long-term themes that present valuable investment opportunities; and (2) utilize "bottom-up" analysis by focusing on a company's price, current earnings and three- to five-year expected growth rates. The Adviser seeks to identify solidly growing companies with high quality management teams who have proven themselves to be successful.

          The Adviser will attempt to minimize stock-specific and sector risks by investing in a minimum of thirty high quality companies, using a benchmark of the S&P 500 for sector allocation and performance measurement. The Adviser's balanced portfolio may overweight or underweight certain S&P 500 sectors.

          The Fund may also invest as much as 15% of its total assets in equity securities of very high growth, quality medium capitalization companies. The Adviser will seek to identify companies with a proven track record of success and exceptional management early in the companies' growth curves. The Adviser will attempt to minimize the stock-specific risk in these positions by initiating positions generally no greater than 1.5% of the Fund's total assets.

          The Fund is suitable for investors who seek long-terms capital appreciation, stability, diversification and growth, and who seek to outperform the benchmark S&P 500 index, through a core portfolio of steady, large capitalization growth companies and some medium-sized, high growth holdings.

     The section entitled "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS-Investment Objective and Principal Investment Strategies" is deleted in its entirety and replaced with the following:

        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          The Fund's investment objective is capital appreciation. The Fund invests primarily in large capitalization U.S. common stocks.

          The Adviser, employs a growth-oriented approach with two fundamental drivers: (1) identify long-term themes that present valuable investment opportunities; and (2) utilize "bottom-up" analysis by focusing on a company's price, current earnings and three- to five-year expected growth rates. The Adviser seeks to identify solidly growing companies with high quality management teams who have proven themselves to be successful. By employing a three- to five-year focus, the Adviser seeks to realize the growth potential of high quality companies and therefore long-term tax advantaged capital gains.

          The Adviser will attempt to minimize stock-specific and sector risks by investing in a minimum of thirty high quality companies, using a benchmark of the S&P 500 for sector allocation and performance measurement. The Adviser's balanced portfolio may overweight or underweight certain S&P 500 sectors.

          The Fund may also invest as much as 15% of its total assets in equity securities of very high growth, quality medium capitalization companies. The Adviser will seek to identify companies with a proven track record of success and exceptional management early in the companies' growth curves. The Adviser will attempt to minimize the stock-specific risk in these positions by initiating positions generally no greater than 1.5% of the Fund's total assets.

          By combining a core portfolio of steady, large capitalization growth companies with some medium-sized, high growth holdings, the Adviser seeks to provide a balance of stability, diversification and growth, which should generate returns in excess of the benchmark S&P 500 index.

     The section "MANAGEMENT-Executive Officers and Members of the Investment Committee" is deleted in its entirety and replaced with the following:

        EXECUTIVE OFFICERS AND PORTFOLIO MANAGER

               Set forth below is a biographical description of the Executive Officers of the Adviser and the Portfolio Manager of the Fund.

               Kenneth Lipper is the Chief Executive Officer and President of the Adviser and has been Chief Executive Officer and President of Lipper & Company and its affiliates since founding the firm in 1987. Prior to founding Lipper & Company, Mr. Lipper was a General Partner of Lehman Brothers Inc. from 1969 to 1975 and a General Partner and Managing Director of Salomon Brothers Inc. from 1976 to 1982. He served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper is a Director and Chairman of the Audit Committee of Case New Holland N.V., a member of the Federal Reserve Bank of New York's International Advisory Board, and a member of the Advisory Board of The Chase Manhattan Bank. He is a Trustee of the Sundance Institute and serves on the Harvard Executive Committee on University Resources. Mr. Lipper graduated from Columbia University and Harvard Law School and is a member of Phi Beta Kappa and the New York State Bar. Mr. Lipper wrote the novels Wall Street and City Hall, wrote and produced the film City Hall and produced the films The Winter Guest and The Last Days, for which he received an Academy Award for best feature length documentary film. Mr. Lipper is co-publisher of Penguin Lives, the Lipper/Viking series of short biographies of famous cultural figures by celebrated authors, and is also the co-publisher of the Lipper/Norton scientific series on great discoverers and their discoveries.

               Abraham Biderman is an Executive Vice President of the Adviser and Lipper & Company, L.P. Mr. Biderman is co-manager of Lipper Convertibles, L.P., an investment limited partnership and an affiliate of the Adviser. Prior to joining Lipper & Company in 1990, Mr. Biderman was the Commissioner of the New York City Department of Housing, Preservation and Development from January 1988 through December 1989 and the Commissioner of the New York City Department of Finance from May 1986 through January 1988. Mr. Biderman was Special Advisor to former Mayor Edward I. Koch from 1985 to 1986 and assistant to former Deputy Mayor Kenneth Lipper from 1983 through 1985. Mr. Biderman is a Director of the Municipal Assistance Corporation for the City of New York. Mr. Biderman graduated from Brooklyn College and is a certified public accountant.

               Edward Strafaci is an Executive Vice President and Director of Fixed Income Money Management for the Adviser and Lipper & Company, L.P. and co-manager of Lipper Convertibles. Mr. Strafaci is principally responsible for the trading operations of Lipper and its affiliates. Prior to joining Lipper & Company in 1989, Mr. Strafaci was a General Partner at Cohen Feit & Company from 1985 to 1989 and a trader at Dean Witter Reynolds Inc. from 1983 to 1985. He received a B.S. in Accounting and Economics and an M.B.A. in Finance from St. John's University.

               Steven Finkel is an Executive Vice President of the Adviser and Lipper & Company, L.P. Prior to joining Lipper & Company in 1987, Mr. Finkel was a tax partner with the certified public accounting firm of Oppenheim, Appel, Dixon & Co. from 1972 to 1987, where he served as the tax partner in charge of such securities industry clients as Salomon Brothers Inc. Mr. Finkel graduated from Baruch College and is a certified public accountant.

               Diane Montague is the Portfolio Manager for the Fund and a Managing Director of Lipper & Company, L.P. Prior to joining Lipper & Company, Ms. Montague was a Senior Portfolio Manager at Fiduciary Trust Company International from 1996 to 2000. From 1983 to 1996, she worked at J.P. Morgan and was a Senior Portfolio Manager of individual and institutional portfolios and the U.S. Equity Common Trust Fund, with assets under management of $1.5 billion. Ms. Montague received her B.A. from Elmira College and J.D. from New York Law School.